UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: December 15, 2009

(Date of Earliest Event Reported)

CAPSTEAD MORTGAGE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-08896	75-2027937
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

8401 North Central Expressway Suite 800 Dallas, Texas	75225
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (214) 874-2323

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02: Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 15, 2009, the Compensation Committee of the Board of Directors (the “Committee”) of Capstead Mortgage Corporation (the “Company”) took certain compensation-related actions.

Fiscal 2009 Annual Incentive Compensation Payouts

As is more fully described in the Company’s annual report to stockholders and definitive proxy statement, under the Company’s annual incentive compensation program an incentive formula is adopted each year for the creation of an incentive pool solely for the purpose of establishing amounts available to be paid as incentive compensation to employees for that year. While adoption of the incentive formula provides a mechanism for determining amounts to be included in the incentive pool, the Committee has discretion to administer incentive programs in a manner it deems appropriate in order to recognize and reward performance.

On December 15, 2009, the Committee approved incentive compensation payouts for 2009 totaling $4,769,500 for the Company’s named executive officers and other officers and employees to be distributed as follows:

Andrew F. Jacobs President and Chief Executive Officer	$1,450,000

Phillip A. Reinsch Executive Vice President, Chief Financial Officer and Secretary	840,000

Robert R. Spears, Jr. Executive Vice President – Director, Residential Mortgage Investments	1,150,000

Michael W. Brown Senior Vice President – Asset and Liability Management and Treasurer	540,000

Remaining officers and employees	789,500

Performance-based Stock Awards

The Amended and Restated 2004 Flexible Long-Term Incentive Plan (the “2004 Plan”) provides the Company with the flexibility to offer key officers, employees and directors performance-based stock incentives and other equity interests in the Company and other incentive awards that recognize the creation of value for the stockholders of the Company and promote the Company’s long-term growth and success.

On December 15, 2009, the Compensation Committee approved the grant of performance-based stock awards totaling 110,917 shares for the Company’s named executive officers and other officers and employees as follows:

Number of Shares
Andrew F. Jacobs President and Chief Executive Officer	32,100

Phillip A. Reinsch Executive Vice President, Chief Financial Officer and Secretary	17,678

Robert R. Spears, Jr. Executive Vice President – Director, Residential Mortgage Investments	21,865

Michael W. Brown Senior Vice President – Asset and Liability Management and Treasurer	11,397

All other officers and employees	27,877

The first 50% of these performance-based stock awards vest provided the performance criteria pertaining to a three-year measurement period ending December 31, 2012 are met. The remaining 50% vests provided the performance criteria pertaining to a three-year measurement period ending December 31, 2013 are met. If the performance criteria are not met at the end of a three-year measurement period, a new three-year measurement period will be established to include the subsequent year, up to and including the year 2016. If the performance criteria are not met for a three-year measurement period ending December 31, 2016, any remaining unvested stock awards will lapse. The performance criteria establishes an annualized threshold return on the Company’s long-term investment capital, subject to certain adjustments, of the greater of 8.0% or the average 10-year U.S. Treasury rate plus 2.0% that must be exceeded for the awards to vest.

With the granting of these stock awards, the status of the Company’s 2004 Plan is as follows:

Number of securities to be issued upon exercise of outstanding options	248,750
Number of securities remaining available for future issuance	1,507,028

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTEAD MORTGAGE CORPORATION

December 17, 2009	By:	/s/ PHILLIP A. REINSCH
Phillip A. Reinsch
Executive Vice President and Chief Financial Officer